                                                                   EXHIBIT 10.16

                          DIGITAL THEATER SYSTEMS, INC.
                          RESTRICTED STOCK GRANT NOTICE
                          (2003 EQUITY INCENTIVE PLAN)

Digital Theater Systems, Inc. (the "Company"), pursuant to its 2003 Equity Incentive Plan (the "Plan"), hereby grants to the participant under the Plan (the "Participant") the right to purchase the number of shares of the Company's common stock (the "Common Stock") set forth below (the "Award"). This Award is subject to all of the terms and conditions as set forth in this Restricted Stock Grant Notice (the "Grant Notice"), the Restricted Stock Agreement, the Plan, the form of Assignment Separate from Certificate and the form of Joint Escrow Instructions, all of which are attached hereto and incorporated herein in their entirety.

Participant:

Date of Grant:

Vesting Commencement Date:

Number of Shares Subject to Award:

Purchase Price per Share:

Total Purchase Price:

Vesting Schedule:

Payment: As described in the Restricted Stock Agreement, par value for the shares must be paid in cash or by check.

Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to the terms and conditions of this Grant Notice, the Restricted Stock Agreement, the Plan, the form of Assignment Separate from Certificate and the form of Joint Escrow Instructions. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Restricted Stock Agreement, the Joint Escrow Instructions and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements relating thereto, with the exception of other awards previously granted and delivered to Participant under the Plan.

DIGITAL THEATER SYSTEMS, INC.                  PARTICIPANT:

By:_____________________________               By:______________________________
         Signature                                       Signature

Title:                                         Date:

Date:

         Attachment I: Restricted Stock Agreement

         Attachment II: 2003 Equity Incentive Plan

         Attachment III: Form of Assignment Separate from Certificate

         Attachment IV: Form of Joint Escrow Instructions

         Attachment V: Election under Section 83(b) of the Code

         Attachment VI: Spousal Consent

                                  ATTACHMENT I

                          DIGITAL THEATER SYSTEMS, INC.
                           2003 EQUITY INCENTIVE PLAN
                           RESTRICTED STOCK AGREEMENT

         THIS RESTRICTED STOCK AGREEMENT (the "Agreement"), dated ____________, 200_, is entered into by and between [Name] ("Participant") and Digital Theater Systems, Inc., a Delaware corporation (the "Company").

                                    RECITALS

         WHEREAS, the Company has adopted the Digital Theater Systems, Inc. 2003 Equity Incentive Plan (the "Plan"), which provides for awards of restricted stock to the Company's Employees, Consultants and Directors; and

         WHEREAS, Participant is currently serving as an Employee or Director of, or a Consultant to, the Company; and

         WHEREAS, the Company desires to issue to Participant, and Participant desires to acquire from the Company, shares of Common Stock, $0.0001 par value, of the Company (the "Common Stock"), pursuant to the provisions of the Plan.

         NOW THEREFORE, in consideration of the foregoing, and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1.       DEFINITIONS.

         Capitalized terms not explicitly defined in this Agreement but defined in the Plan shall have the same meanings ascribed to them in the Plan.

2.       GRANT OF AWARD.

         The Company hereby grants to Participant, pursuant to the terms of the Restricted Stock Grant Notice (the "Grant Notice") and this Agreement (collectively, the "Award"), the right to acquire the number of shares of Common Stock indicated in the Grant Notice (the "Shares").

3.       AGREEMENT TO PURCHASE.

         Participant hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Participant, the aggregate number of Shares of Common Stock specified in the Grant Notice at the specified Purchase Price per Share. Participant may not purchase less than the aggregate number of Shares specified in the Grant Notice.

4.       PAYMENT.

         Payment of the Total Purchase Price shall be made as follows:

                  Cash or check................................. $__________

5.       DELIVERY OF TOTAL PURCHASE PRICE AND DOCUMENTS.

         The purchase and sale of the Shares shall be consummated as follows:

         5.1 Participant may purchase the Shares by delivering the cash for the Total Purchase Price referenced in the Grant Notice to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, on the date Participant executes the Grant Notice (or at such other time and place as Participant and the Company may mutually agree upon in writing), along with such additional documents as the Company may then require.

         5.2 Participant agrees to execute three (3) copies of the Assignment Separate from Certificate (with date and number of shares blank) substantially in the form attached to the Grant Notice as Attachment III and to execute Joint Escrow Instructions substantially in the form attached to the Grant Notice as Attachment IV and to deliver the same in accordance with Section 10 below. Participant shall also deliver to the Company a signed spousal consent substantially in the form attached hereto as Attachment VI if he or she is married on the Date of Grant set forth in the Grant Notice.

6.       VESTING.

         Subject to the limitations contained herein, the Shares purchased by Participant shall vest as provided in the Grant Notice, provided, however, that vesting shall cease upon the Termination of Participant's service as an Employee, Director or Consultant.

7.       SECURITIES LAW COMPLIANCE.

         Notwithstanding anything to the contrary contained herein, Participant may not purchase any Shares under the Award unless the Shares are then registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such purchase and issuance would be exempt from the registration requirements of the Securities Act. The purchase of Shares also must comply with other applicable laws and regulations governing such Award, and Participant may purchase such Shares if the Company determines that such purchase would not be in material compliance with such laws and regulations.

8.       RIGHT OF REACQUISITION.

         In the event of the Termination of Participant's service as an Employee or Director of, or a Consultant to, the Company, the Company shall have a right to reacquire (the "Reacquisition Rights") the Shares received pursuant to an Award that have not yet vested in accordance with the Vesting Schedule in the Grant Notice (the "Unvested Shares"). The Company shall, simultaneously with Participant's Termination of service, as an Employee, Director or Consultant, automatically reacquire all of the Unvested Shares for the original purchase price thereof paid by the Participant unless the Company agrees to waive its Reacquisition Rights to any or all of the Unvested Shares. Any such waiver shall be exercised by the Company by written notice to Participant or his or her representative (with a copy to the Escrow Agent) within 30 days after Participant's Termination. If the Company does not waive its Reacquisition Rights to any or all of the Unvested Shares, the Escrow Agent shall be notified accordingly and instructed to return the Unvested Shares to the Company for cancellation.

9.       CORPORATE TRANSACTIONS.

         In the event of a Fundamental Transaction or Change in Control pursuant to Section 10.3 or Section 10.4 of the Plan, the Reacquisition Rights may be assigned by the Company to the successor of the Company (or such successor's parent company), if any, in connection with such corporate transaction. To the extent the Reacquisition Rights remains in effect following such corporate transaction, it shall apply to the new capital stock or other property received in exchange for the Common Stock in consummation of the corporate transaction, but only to the extent the Common Stock was at the time covered by such right.

10.      ESCROW OF UNVESTED COMMON STOCK.

         As security for Participant's faithful performance of the terms of this Agreement and to insure the availability for delivery of Participant's Common Stock upon execution of the Reacquisition Rights herein provided for, Participant agrees, concurrently herewith, to deliver to and deposit with the Secretary of the Company or the Secretary's designee (the "Escrow Agent"), as Escrow Agent in this transaction, the certificate or certificates evidencing the Shares and three (3) executed blank forms of Assignment Separate from Certificate in the form attached to the Grant Notice as Attachment III. Such documents will be held by the Escrow Agent and delivered by the Escrow Agent pursuant to the Joint Escrow Instructions delivered to the Escrow Agent concurrently herewith.

11.      RIGHTS AS STOCKHOLDER.

         Subject to the provisions of this Agreement, Participant shall exercise all rights and privileges of a stockholder of the Company with respect to the Shares deposited in escrow. Participant shall be deemed to be the holder of the Shares for purposes of receiving any dividends that may be paid with respect to such Shares and for purposes of exercising any voting rights relating to such Shares, even if some or all of the Shares have not yet vested and been released from the Company's Reacquisition Rights.

12.      LIMITATIONS ON TRANSFER.

         In addition to any other limitation on transfer created by applicable securities laws, Participant agrees not to sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Shares, except by will or by the laws of descent and distribution, while the Shares are subject to the Reacquisition Rights.

13.      RESTRICTIVE LEGENDS.

         The stock certificates evidencing the Shares issued under the Award shall bear appropriate legends determined by the Company.

14.      AWARD NOT A SERVICE CONTRACT.

         The Award is not an employment or service contract, and nothing in the Award shall be deemed to create in any way whatsoever any obligation on the Company or an Affiliate to continue Participant's employment or service. In addition, nothing in the Award shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, officers or Employees to continue any relationship that Participant may have as an Employee or Director of, or a Consultant to, the Company or an Affiliate.

15.      WITHHOLDING OBLIGATIONS.

         15.1 At the time the Award is granted, or at any time thereafter as requested by the Company, Participant authorizes withholding from payroll and any other amounts payable to Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the Award.

         15.2 Unless the tax withholding obligations of the Company or any Affiliate are satisfied, the Company shall have no obligation to issue a certificate for any of the Shares or release the Shares from any escrow provided for herein.

16.      SECTION 83(b) ELECTION.

         Participant hereby acknowledges that he or she has been informed that, with respect to the grant of the Shares, an election may be filed by Participant with the Internal Revenue Service, within 30 days of the Date of Grant, electing pursuant to Section 83(b) of the Code to be taxed currently on the fair market value of the unvested Shares on the Date of Grant. A form of such election is attached hereto as Attachment V.

PARTICIPANT ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PARTICIPANT'S BEHALF.

17.      REPRESENTATIONS.

         Participant has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that he or she (and not the Company) shall be responsible for any tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

18.      NOTICES.

         Any notices provided for in the Award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to Participant, five (5) days after deposit in the United States mail, postage prepaid, addressed to Participant at the last address provided by Participant to the Company.

19.      SURVIVAL OF TERMS.

         This Agreement shall apply to and bind Participant and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

20.      FAILURE TO ENFORCE NOT A WAIVER.

         The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

21.      AMENDMENTS.

         This Agreement may be amended or modified at any time only by an instrument in writing signed by each of the parties hereto.

22.      AUTHORITY OF THE COMMITTEE.

         The Committee shall have full authority to interpret and construe the terms of this Agreement. The determination of the Committee as to any such matter of interpretation or construction shall be final, binding and conclusive.

23.      MISCELLANEOUS.

         23.1 The rights and obligations of the Company under Participant's Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns.

         23.2 Participant agrees upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of the Award.

         23.3 Participant acknowledges and agrees that he or she has reviewed the Award in its entirety, has had an opportunity to obtain the advice of counsel prior to executing and accepting the Award and fully understands all provisions of the Award.

         23.4 This Agreement may be signed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

24.      GOVERNING PLAN DOCUMENT.

         The Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of Participant's Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of the Award and those of the Plan, the provisions of the Plan shall control. Participant represents that he or she has read this Agreement, the Grant Notice and the Plan, and is familiar with their terms and provisions. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

DIGITAL THEATER SYSTEMS, INC.                [PARTICIPANT'S NAME]

By: _____________________________            By:________________________________
            Signature                                     Signature

Name: ___________________________

Title: __________________________

                 [SIGNATURE PAGE TO RESTRICTED STOCK AGREEMENT]

                                  ATTACHMENT II
                           2003 EQUITY INCENTIVE PLAN

                                 ATTACHMENT III
                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         For Value Received and pursuant to that certain Restricted Stock Grant Notice and Restricted Stock Agreement (the "Award"), _____________ hereby sells, assigns and transfers unto Digital Theater Systems, Inc., a Delaware corporation ("Assignee") ________________________ (__________) shares of the Common Stock of the Assignee, standing in the undersigned's name on the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint the Company's Secretary as attorney-in-fact to transfer the said stock on the books of the within named Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Award, in connection with the reacquisition of shares of Common Stock of the Corporation issued to the undersigned pursuant to the Award, and only to the extent that such shares remain subject to the Corporation's Reacquisition Rights under the Award.

Dated:____________________________

       Signature:_________________

       ________________, Recipient

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this Assignment is to enable execution of the Company's Reacquisition Rights set forth in the Award without requiring additional signatures on your part.

                                  ATTACHMENT IV
                            JOINT ESCROW INSTRUCTIONS

Date:_________________

Secretary
Digital Theater Systems, Inc.
5171 Clarenton Drive
Angoura Hills, CA 91301

Dear Sir/Madam:

         As Escrow Agent for both Digital Theater Systems, Inc., a Delaware corporation (the "Company"), and the undersigned recipient of stock of the Company ("Recipient"), you are hereby authorized and directed to hold the certificate or certificates evidencing the shares of the Company's Common Stock (the "Shares"), granted under an Award issued pursuant to the Company's 2003 Equity Incentive Plan (the "Plan") and the documents delivered to you pursuant to that certain Restricted Stock Grant Notice (the "Grant Notice"), dated _______________, 20___ and Restricted Stock Agreement (the "Agreement") of the same date, in accordance with the following instructions:

1. In the event Recipient's service as an employee or director of, or a consultant to, the Company is terminated, under circumstances set forth in
Section 8 of the Agreement, the Company or its assignee will deliver to Recipient and you a written notice specifying that the certificate or certificates evidencing the Shares shall be transferred to the Company for cancellation or further transfer pursuant to any waiver of Reacquisition Rights pursuant to Section 8 of the Agreement. Recipient and the Company hereby irrevocably authorize and direct you to complete such transfer in accordance with the terms of such notice.

2.       In order to complete the share transfer, you are specifically directed
(a) to date any forms of Assignments Separate from Certificate in your possession necessary for the transfer, (b) to insert the number of Shares being transferred in such forms, and (c) to deliver same, together with the certificate or certificates evidencing the Shares to the Company.

3. Recipient irrevocably authorizes the Company to deposit with you any certificates registered in his/her name evidencing the Shares and any additions to and substitutions for the Shares as specified in the Grant Notice. Recipient hereby irrevocably constitutes and appoints you as Recipient's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

4. This escrow shall terminate upon vesting of the Shares or upon the earlier return of the Shares to the Company.

5. If at the time of termination of this escrow you have in your possession any documents, securities, or other property belonging to Recipient, you shall deliver all of same to Recipient or his or her permitted assigns or representatives and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Recipient while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Grant Notice or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the loss of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11. You shall be entitled to employ such legal counsel, including but not limited to the Company's counsel, and other experts as you may deem necessary to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an employee of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company as successor Escrow Agent and Recipient hereby confirms the appointment of such successor or successors as his attorney-in-fact and agent to the full extent of your appointment.

13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Shares, you may (but are not obligated to) retain in your possession without liability to anyone all or any part of such securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States Post Box, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten
(10) days' written notice to each of the other parties hereto:

  Company:                 Digital Theater Systems, Inc.
                           5171 Clarenton Drive
                           Angoura Hills, CA 91301
                           Attn: President & Chief Executive Officer

  Recipient:               [Insert Recipient's Name]
                           Insert Address
                           Insert Address

  Escrow Agent:            Digital Theater Systems, Inc.
                           5171 Clarenton Drive
                           Angoura Hills, CA 91301

16. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of the Joint Escrow Instructions; you do not become a party to the Grant Notice.

17. All of your costs and expenses, including without limitation attorneys fees and disbursements and the fees and expenses of other advisors, incurred in performing your duties as Escrow Agent hereunder should be promptly paid by the Company upon submission of appropriate documentation.

18. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Grant Notice and these Joint Escrow Instructions in whole or in part.

Very truly yours,

       DIGITAL THEATER SYSTEMS, INC.             RECIPIENT _____________________

       By: _________________________             By: ___________________________

       Print Name:__________________             Print Name:____________________

       Title: ______________________             Title: ________________________

       ESCROW AGENT:________________

       By:__________________________

       Print Name:__________________

       Title:_______________________

                                  ATTACHMENT V

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER: ___________________________________________________

NAME OF SPOUSE: _____________________________________________________

ADDRESS: ____________________________________________________________

IDENTIFICATION NO. OF TAXPAYER: _____________________________________

IDENTIFICATION NO. OF SPOUSE: _______________________________________

TAXABLE YEAR: _______________________

2. The property with respect to which the election is made is described as follows: _______ shares (the "Shares") of the Common Stock of Digital Theater Systems, Inc. (the "Company").

3. The date on which the property was transferred is: __________, 200_.

4. The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions in such agreement.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $ ______________.

6. The amount paid for such property is: $ ______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

THE UNDERSIGNED UNDERSTANDS THAT THE FOREGOING ELECTION MAY NOT BE REVOKED EXCEPT WITH THE CONSENT OF THE COMMISSIONER.

Dated: _________________, 200_ _______________________________
                                           Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: _________________, 200_ _______________________________
                                       Spouse of Taxpayer

                                  ATTACHMENT VI
                                 SPOUSAL CONSENT

                                CONSENT OF SPOUSE

         I, _____________________, spouse of ____________________, have read and hereby approve the Digital Theater Systems, Inc. (the "Company") Restricted Stock Grant Notice, dated _____________, and all attachments thereto (the "Agreement"). In consideration of the granting of securities to my spouse as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement, or any securities issued thereunder, under the community property laws or similar laws relating to marital property in effect in our state of residence as of the date of execution of the Agreement.

Dated:______________________                   Signature:_______________________